GENERAL	12 Months Ended
Dec. 31, 2014
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
ReWalk Robotics Ltd. (“RRL” and together with its subsidiaries, collectively, the “Company”) was incorporated under the laws of the State of Israel on June 20, 2001 and commenced operations on the same date.

b.
RRL has two wholly-owned subsidiaries: (i) ReWalk Robotics Inc. (“RRI”) incorporated under the laws of the United States (“U.S.”) on February 15, 2012 and (ii) Argo Medical Technologies GmbH (“AMG”) incorporated under the laws of Germany on January 14, 2013.

c.
The Company has developed and commercializes the ReWalk system, an innovative exoskeleton that enables wheelchair-bound persons to walk once again. The ReWalk system consists of a light wearable brace support suit which integrates motors at the joints, rechargeable batteries, an array of sensors and a computer-based control system that fits over the clothes of the users. There are currently two products: ReWalk Personal and ReWalk Rehabilitation. ReWalk Personal is designed for everyday use by individuals at home and in their communities, and is custom-fit for each user. ReWalk Rehabilitation is designed for the clinical rehabilitation environment and provides a valuable means of exercise and therapy for individuals with lower limb disabilities. It also enables individuals to evaluate their capacity for using a ReWalk Personal system for home use in the future.

d.
The Company markets and sells its products directly to institutions and individuals and through third-party distributors. The Company sells its products directly primarily in Germany and the United States and primarily through distributors in other markets. In direct markets, the Company has established relationships with rehabilitation centers and the spinal cord injury community, and in its indirect markets, the Company's distributors maintain these relationships. Sales of ReWalk Personal are generated primarily from the patient base at the Company's rehabilitation centers, referrals through the spinal cord injury community and direct inquiries from potential users. RRI markets and sells products mainly in the United States and Canada. AMG sell the Company's products mainly in Germany and Europe.

e.
In September 2014, the Company completed Initial Public Offering ("IPO") in which the Company issued and sold 3,000,000 ordinary shares at a public offering price of $12.00 per share and during September 2014, the underwriters exercised their option to purchase additional 450,000 ordinary shares at the same IPO price per share. The total net proceeds received from the IPO were $36.3 million after deducting underwriting discounts and commissions of $2.7 million and other offering expenses of $2.5 million (refer also to Note 9c).

f.
The Company depends on one contract manufacturer. Reliance on this vendor makes the Company vulnerable to possible capacity constraints and reduced control over component availability, delivery schedules, manufacturing yields and costs. This vendor account for 25% and 12% of the Company's total trade payables as of December 31, 2013 and 2014, respectively.

g.
The Company has incurred losses in the amount of $21,668 during the year ended December 31, 2014. The Company has an accumulated deficit in the total amount of $48,574 as of December 31, 2014 and negative cash flow from operating activity is in the amount of $15,319 for the year then ended.  The Company has sufficient funds to support its operations in 2015.